                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                           Wallace Camputer
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 [LETTERHEAD]

                                                               October 28, 1996

DEAR SHAREHOLDER:

     WE APOLOGIZE FOR ALL THE MAILINGS you have received, but we are forced to do this because your Company is faced with a disruptive proxy fight being waged by Mr. Wyser-Pratte - a takeover stock speculator. In a proxy fight only the latest dated proxy card counts, so we are asking all shareholders to confirm their vote by sending in another proxy.

VOTE THE WHITE PROXY CARD

     PLEASE VOTE THE WHITE MANAGEMENT PROXY CARD NOW - the annual meeting is only days away.

     Even if you have voted before, you should SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD. Since time is short, you can also fax your proxy to us by following the instructions on the reverse side of this letter.

REJECT THE WYSER-PRATTE PROPOSALS

     Your Board unanimously recommends that you REJECT MR. WYSER-PRATTE'S NOMINEES AND PROPOSALS. Your Board believes that Mr. Wyser-Pratte's proposals are not in the best interests of shareholders. Your Board further believes that Mr. Wyser-Pratte and his nominees are unqualified and represent the self-serving interests of a minority of the shareholders. On the enclosed WHITE proxy card we urge you to vote FOR proposals 1 and 2, and AGAINST proposals 3 and 4.

     Thank you for your continued support.

Sincerely,




TED DIMITRIOU                     BOB CRONIN
Chairman of the Board             President and CEO

                              VOTING INSTRUCTIONS

1. VOTE EACH WHITE PROXY CARD RECEIVED since each account must be voted separately. Only your latest dated proxy counts. Even if you have sent a gold proxy card to Mr. Wyser-Pratte, you have every right to change your vote. You may revoke that proxy, and vote for the Board's nominees, by signing, dating and mailing the enclosed WHITE proxy in the enclosed envelope.

2.  DATE YOUR PROXY CARD.

3.  SIGN YOUR PROXY CARD EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL.

4.  MAIL YOUR PROXY CARD TODAY.




                               FAX INSTRUCTIONS

IF YOU WISH TO FAX YOUR VOTE TO US RATHER THAN SENDING IT IN THE ENCLOSED ENVELOPE;

1.  Sign and date your proxy card.

2.  Copy both sides of the proxy card.

3.  Fax both sides of your copied proxy card to (212) 754-8300.

4. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, you need to send your proxy card to your broker. Please direct the party responsible for your account to vote the WHITE proxy card as recommended by Wallace.



IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR;

                       MORROW & CO., INC. (800) 662-5200.